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                                                                    EXHIBIT 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         I, Jeffrey P. Orleans, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  1. This Quarterly Report on Form 10-Q of Orleans Homebuilders, Inc. (the "Company") for the period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

                  2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 13, 2004



                                                         Jeffrey P. Orleans
                                                         ------------------
                                                         Jeffrey P. Orleans
                                                         Chief Executive Officer